Investment In and Notes Receivable from Joint Venture	12 Months Ended
Dec. 31, 2013
Investment In and Notes Receivable from Joint Venture

Note 14—Investment In and Notes Receivable from Joint Venture

On March 30, 2011, our Predecessor assigned its interests in TPDI to a subsidiary of the Quantum Pacific Group. As a result, neither the Company nor any of its subsidiaries owned any interest in TPDI following March 30, 2011.

In 2007, our Predecessor entered into various agreements with Transocean, which culminated in the formation of a joint venture company, TPDI, which was owned 50% by our Predecessor and 50% by a subsidiary of Transocean. TPDI was formed to construct, own, and operate or charter two deepwater drillships, named the Dhirubai Deepwater KG1 that started operating in July 2009 and Dhirubai Deepwater KG2 that started operating in March 2010.

We determined that the Joint Venture met the criteria of a variable interest entity a (“VIE”) as TPDI’s equity investment at risk was not sufficient for the entity to finance its activities without additional subordinated financial support. We determined that TPDI was a VIE and Transocean was the primary beneficiary for accounting purposes since Transocean a) had the power to direct the marketing and operating activities, which were the activities that most significantly impact TPDI’s economic performance and b) had the obligation to absorb losses or the right to receive benefits that could potentially be significant to the VIE. As a result, we accounted for TPDI as an equity method investment in our consolidated financial statements.

The Joint Venture shareholders entered into promissory note agreements with TPDI to fund the formation of the Joint Venture. The promissory notes accrued interest at LIBOR plus 2% per annum with semi-annual interest payments. The Joint Venture was not required to make any payments of principal or interest prior to the TPDI Transfer.

The Joint Venture entered into interest rate swaps, which are designated as cash flow hedges of the future interest payments on variable-rate borrowings under its bank credit facilities. During the year ended December 31, 2011, Pacific Drilling reclassified $3.0 million of losses previously recognized as accumulated other comprehensive income to equity in earnings of Joint Venture. The Joint Venture recognized gains and losses associated with the ineffective portion of the cash flow hedges in interest expense in the period in which they are realized. During the year ended December 31, 2011, the Joint Venture recorded ineffectiveness gains of $0.6 million to interest expense.

Transocean and Pacific Drilling also entered into a letter of credit fee agreement whereby Transocean agreed to provide a letter of credit as needed for purposes of TPDI’s compliance with the terms under TPDI’s bank credit facility. In return, Pacific Drilling agreed to pay Transocean our 50% share of a 4.2% per annum fee on the required letter of credit amount. During the year ended December 31, 2011, Pacific Drilling incurred $0.3 million of fees related to this agreement that was recorded as interest expense in our consolidated statement of operations.

The TPDI Transfer was recorded and presented as a dividend in-kind within our consolidated financial statements on March 31, 2011, which date was used for convenience after our conclusion that there were no material intervening transactions between March 30, 2011 and March 31, 2011.

Summarized TPDI consolidated results of operations are as follows:

For the Three Months Ended March 31, 2011
(in thousands)
Operating revenues	$90,414
Operating expenses	35,492

Operating income	54,922
Interest expense, net	(13,958)
Other expense	(99)

Income before income taxes	40,865
Income tax expense	4,166

Net income	$36,699